Exhibit 24.1

DUKE ENERGY CORPORATION

Power of Attorney

Registration Statement on Form S-8

The undersigned Duke Energy Corporation, a Delaware corporation and certain of its officers and/or directors, do each hereby constitute and appoint David L. Hauser, Lynn J. Good, Robert T. Lucas III and Julia S. Janson, and each of them, to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign and file with the Securities and Exchange Commission a registration statement of said Duke Energy Corporation on Form S-8 and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

Executed as of the 11th day of May, 2006.

DUKE ENERGY CORPORATION
(Registrant)

By:	/s/ James E. Rogers
Name: James E. Rogers
Title: President and Chief Executive Officer

SIGNATURE	TITLE

/s/ James E. Rogers James E. Rogers	Director and President and Chief Executive Officer (Principal Executive Officer)

/s/ David L. Hauser David L. Hauser	Chief Financial Officer (Principal Financial Officer)

/s/ Steven K. Young Steven K. Young	Vice President and Controller (Principal Accounting Officer)

/s/ Paul M. Anderson Paul M. Anderson	Director

/s/ Roger Agnelli	Director
Roger Agnelli

/s/ William Barnet III	Director
William Barnet III

/s/ G. Alex Bernhardt, Sr.	Director
G. Alex Bernhardt, Sr.

/s/ Michael G. Browning	Director
Michael G. Browning

/s/ Phillip R. Cox	Director
Phillip R. Cox

Director
William T. Esrey

/s/ Ann Maynard Gray	Director
Ann Maynard Gray

/s/ James H. Hance, Jr.	Director
James H. Hance, Jr.

/s/ Dennis R. Hendrix	Director
Dennis R. Hendrix

/s/ Michael E.J. Phelps	Director
Michael E.J. Phelps

/s/ James T. Rhodes	Director
James T. Rhodes

/s/ Mary L. Schapiro	Director
Mary L. Schapiro

/s/ Dudley S. Taft	Director
Dudley S. Taft